McCarter & English, LLP

January 12, 2010
U.S. Securities and Exchange Commission
100 F Street, N.E., Stop 4631
Washington, DC 20549-4631

RE:           William J. Campbell - Pamrapo Bancorp, Inc.

Dear Sirs and Madams:

On behalf of our client, William J. Campbell, we have transmitted electronically via EDGAR for filing with the Securities and Exchange Commission (the “Commission”) pursuant to Rule 14a-6(a) under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), Mr. Campbell’s preliminary proxy solicitation materials and form of proxy with respect to a special meeting (the “Special Meeting”) of the shareholders of Pamrapo Bancorp, Inc., a New Jersey corporation (the “Company”) to be held on on Thursday, February  11, 2010 to consider adopting the Agreement and Plan of Merger, dated as of June 29, 2009, by and between the Company and BCB Bancorp, Inc., as subsequently amended (the “Merger”).

Mr. Campbell is the former President and Chief Executive Officer of the Company and owns over 12% of the outstanding shares of common stock of the Company.  In his proxy solicitation materials, Mr. Campbell is recommending to the Company’s shareholders that they vote against the Merger.

Pursuant to Rule 14-a-6, preliminary materials must be filed with the Commission at least 10 calendar days prior to the date definitive copies are first sent to shareholders.  If at all possible, Mr. Campbell would like to release definitive copies of his proxy statement and form of proxy to the Company’s shareholders on or about January 19, 2010, rather than waiting until January 22.  We are prepared to discuss with the staff any questions or comments concerning these materials or to furnish additional information.  Questions relating to these materials should be directed to Veronica Montagna, Esq. at 973-639-7948 or the undersigned at 212-609-6824.

Very truly yours,

/s/ Howard Berkower

Howard Berkower

Encs.